UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________
Date of Report (Date of earliest event reported): August 10, 2005
SEGUE SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27794	95-4188982

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Spring Street, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)
(781) 402-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Principal Officer; Appointment of Principal Officer.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 Letter Agreement, dated August 10, 2005
EX-10.2 Letter Agreement, dated August 10, 2005

Item 1.01 Entry into a Material Definitive Agreement
On August 10, 2005, Segue Software, Inc. (the “Company”) executed a letter agreement with Douglas Zaccaro (the “Zaccaro Letter Agreement”). The Company’s Board of Directors approved the Zaccaro Letter Agreement on August 10, 2005. Pursuant to the Zaccaro Letter Agreement, among other things, Douglas Zaccaro is resigning from his current role as the Company’s Chief Financial Officer and is assuming the role of Senior Vice President and Treasurer. Such change is effective as of August 15, 2005.
Also on August 10, 2005, the Company also executed a letter agreement with Michael Sullivan (the “Sullivan Letter Agreement” and together with the Zaccaro Letter Agreement, the “Letter Agreements”). The Company’s Board of Directors approved the Sullivan Letter Agreement on August 10, 2005. Pursuant to the Sullivan Letter Agreement, among other things, Michael Sullivan will assume the role of Chief Financial Officer of the Company effective as of August 15, 2005.
The foregoing descriptions of the Letter Agreements do not purport to be complete and are qualified in their entirety by reference to the Letter Agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.
Item 5.02 Departure of Principal Officer; Appointment of Principal Officer.
Pursuant to the Letter Agreements, effective as of August 15, 2005, (i) Douglas Zaccaro is resigning as the Company’s Chief Financial Officer of the Company and is assuming the role of Senior Vice President and Treasurer, and (ii) Michael Sullivan is assuming the role of Chief Financial Officer. Such resignation and appointment were approved by the Company’s Board of Directors on August 10, 2005.
Mr. Michael Sullivan has been an employee of the Company for the past five (5) years. Since May 1, 2004, Mr. Sullivan has been the Company’s Vice President of Finance. From April 1, 2002 to April 30, 2004, Mr. Sullivan served as the Company’s Corporate Controller. From June 30, 2000 to March 31, 2002, Mr. Sullivan served as the Company’s North American Controller. Mr. Sullivan is 40 years old.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 –	Letter Agreement, dated August 10, 2005, by and between the Company and Douglas Zaccaro.

Exhibit 10.2 –	Letter Agreement, dated August 10, 2005, by and between the Company and Michael Sullivan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGUE SOFTWARE, INC.

Date: August 10, 2005	By:	/s/ Joseph Krivickas

Joseph Krivickas Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated August 10, 2005, by and between the Company and Douglas Zaccaro.
10.2	Letter Agreement, dated August 10, 2005, by and between the Company and Michael Sullivan.